EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350


         I,  Allen H.  Blake,  President  and Chief  Executive  Officer of First
Banks,  Inc.  (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2006 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:  March 28, 2007

                                           By: /s/ Allen H. Blake
                                              ----------------------------------
                                                   President and Chief Executive
                                                   Officer
                                                   (Principal Executive Officer)